August 30, 1996



   Securities and Exchange Commission
   450 Fifth Street, N.W.
   Room 1004
   Judiciary Plaza
   Washington, D.C.  20549

   RE:  El Chico Restaurants, Inc. 8-K for


   Gentlemen:

   We are transmitting electronically the Form 8-K for El Chico Restaurants, Inc. for the filing of certain exhibits.

   We are also forwarding three complete copies, one of which is manually signed, to the National Association of Securities Dealers, Inc.


   Sincerely,


   Susan R. Holland
   Treasurer/Controller

   /ktc




   cc:   National Assoc. of Securities Dealers, Inc.
         (w/enclosures)
         Lawrence E. White
         John A. Cuellar
         Ron Frappier
         Darl Hatfield
         Britt Langford

======================================================================


             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         FORM 8 - K

                        CURRENT REPORT

   Pursuant to Section 13 Of 15(d) of the Securities Exchange Act of 1934

                         Date of Report
                        August 30, 1996


                        EL CHICO RESTAURANTS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                              Texas
          ----------------------------------------------
          (State or other jurisdiction of incorporation)


            0-12802                          75-0982250
      ------------------------    ----------------------------------
      (Commission File Number)    (I.R.S Employer Identification No.)



       12200 Stemmons Freeway, Suite 100, Dallas, Texas 75234
       -------------------------------------------------------
              (Address of principal executive offices)
                           (Zip Code)



                          (214) 241-5500
      ----------------------------------------------------
      (Registrant's telephone number, including area code)



   -----------------------------------------------------------
   (Former name, former address, if changed since last report)



   ======================================================================

   PART II.             OTHER INFORMATION


   Item 5.   Other Events

             This Form 8-K is being filed hereby to effect the filing of the exhibits contained herein.







                         SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       EL CHICO RESTAURANTS, INC.


   Date: August 30, 1996         By:   /s/Susan R. Holland
                                       ---------------------
                                       Treasurer/Controller

                     INDEX TO EXHIBITS




     Exhibit
     Number    Exhibit

     10.0      Loan Agreement between El Chico
               Restaurants, Inc. and Texas Commerce
               Bank, National Association
               Dated as of September 21, 1993

     10.1      First Amendment to Loan Agreement
               between El Chico Restaurants, Inc. and
               Texas Commerce Bank, National Association
               Dated as of January 20, 1994

     10.2      Second Amendment to Loan Agreement
               between El Chico Restaurants, Inc. and
               Texas Commerce Bank, National Association
               Dated as of August 18, 1994

     10.3      Third Amendment to Loan Agreement
               between El Chico Restaurants, Inc. and
               Texas Commerce Bank, National Association
               Dated as of December 21, 1994

     10.4      Fourth Amendment to Loan Agreement
               between El Chico Restaurants, Inc. and
               Texas Commerce Bank, National Association
               Dated as of February 15, 1996

     10.5      Fifth Amendment to Loan Agreement
               between El Chico Restaurants, Inc. and
               Texas Commerce Bank, National Association
               Dated as of August 14, 1996